Exhibit 10.40

AMENDMENT 1 TO CUSTOM SALES AGREEMENT NO. 000569

This Amendment to Custom Sales Agreement No. 000569 (“Amendment 1”) is made and entered into between Microtune, Inc. (“Customer”), and International Business Machines Corporation (“IBM”). This Amendment 1 shall be effective as of November 1, 2004 (the “Effective Date”).

WHEREAS IBM and Customer are parties to Custom Sales Agreement No. 000569 having an effective date of June 13, 2000 (the “Agreement”);

WHEREAS IBM and Customer desire to amend the Agreement as set forth herein;

NOW THEREFORE the parties hereby agree as follows:

1.	Extension of the term of the Agreement. The expiration of the term of the Agreement is extended from December 31, 2004 to December 31, 2006.

2.	Sections 2.5 and 2.6 are deleted effective November 1, 2004.

3.       No Other Amendment or Modification. Except as expressly set forth in this Amendment 1, the Agreement remains in full force and effect without further modification. The terms and conditions of the Agreement and such Amendments shall not be further modified or amended except by a writing signed by authorized representatives of both parties, it being understood that this requirement of written form may only be waived in writing by both parties.

Acceptedand Agreed To: Microtune, Inc.		International Business Machines Corporation

By:	/s/ Albert H. Tadikken	By:	/s/ John G. Beiswenger
	Authorized Signature		Authorized Signature

Name:	Albert H. Tadikken	Name:	John G. Beiswenger
Please print or type name

Title:	COO	Title:	Exec. Mgr., MD WW Contracts & Business Practices, IBM Technology Group
Please print or type title

Date:	January 13, 2005	Date:	January 14, 2005
	Write Month out in full		Write Month out in full

Custom Sales Agreement No. 000569 Amendment No. 1 12/15/04 Rev. 10/22/04	Page 1 of 1	Microtune, Inc.